                                                             EXHIBIT (h)(11)(b)

                AMENDMENT NO. 3 TO FUND PARTICIPATION AGREEMENT

   This Amendment No. 3 shall be effective as of AUGUST 1, 2014 to the Fund Participation Agreement (the "Agreement") made by and between JP Morgan Insurance Trust (the "Trust"), the Trust's investment advisor, J.P. Morgan Investment Management Inc. (the "Adviser"), the Trust's administrator, JPMorgan Funds Management, Inc. (the Administrator") and AMERICAN GENERAL LIFE INSURANCE COMPANY ("Company") is effective as of the Effective Date (as defined below).

                                   RECITALS

   WHEREAS, the Company, Trust, the Adviser and the Administrator are parties to a Fund Participation Agreement dated April 24, 2009 (the "Agreement"); and

   WHEREAS, the parties wish to update Schedule A to the Agreement in order to add additional Contracts and Separate Accounts.

   NOW THEREFORE, in consideration of the foregoing recitals and the mutual agreements contained herein, the parties agree as follows:

    1. Schedule A of the Agreement shall be deleted and replaced with the attached Schedule A.

    2. This Amendment may be executed in counterparts, all of which together shall constitute one and the same instrument.

    3. The Agreement, as amended by this Amendment, is ratified and confirmed. All other terms of the Agreement shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment as of the date and year first written above.

JPMORGAN INSURANCE TRUST

By:___________________________________

Name:_________________________________

Title:________________________________

JPMORGAN INVESTMENT
MANAGEMENT, INC.

By:___________________________________

Name:_________________________________

Title:________________________________

JPMORGAN FUNDS MANAGEMENT INC.

By:___________________________________

Name:_________________________________

Title:________________________________

AMERICAN GENERAL LIFE INSURANCE COMPANY

By:___________________________________

Name:_________________________________

Title:________________________________

ATTEST:
By:___________________________________

Name:_________________________________

Title:________________________________

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                                  SCHEDULE A

                  SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

 NAME OF SEPARATE ACCOUNT AND
 DATE ESTABLISHED BY BOARD OF
 DIRECTORS                        FORM NUMBER FUNDED BY SEPARATE ACCOUNT
 ---------                        --------------------------------------
 American General Life Insurance  Platinum Investor VA
 Company Separate Account D       Contract No. 98020
 Established: November 19, 1973
                                  Platinum Investor Immediate Variable Annuity
                                  Contract No. 03017

 American General Life Insurance  Income Advantage Select VUL
 Company Separate Account VL-R    Policy No. 08704
 Established: May 1, 1997         AG Income Advantage VUL
                                  Policy No. 07704
                                  Protection Advantage Select VUL
                                  Policy No. 07921
                                  Platinum Investor I VUL
                                  Policy No. 97600
                                  Platinum Investor II VUL
                                  Policy No. 97610
                                  Platinum Investor III VUL
                                  Policy No. 00600
                                  Platinum Investor IV VUL
                                  Policy No. 04604
                                  Platinum Investor Flex Director VUL
                                  Policy No. 03601
                                  Platinum Investor PLUS VUL
                                  Policy No. 02600
                                  Platinum Investor Survivor VUL
                                  Policy No. 99206
                                  Platinum Investor Survivor II VUL
                                  Policy No. 01206
                                  Platinum Investor VIP VUL
                                  Policy No. 05604
                                  Survivor Advantage VUL
                                  Policy No. 08921
                                  AG Platinum Choice VUL
                                  Policy No. 14904

 American General Life Insurance Signature II Private Placement VUL Company Separate Account
 VL-U-LIS
 Established: October 19, 1998

 American General Life Insurance  One Multi-Manager Variable and Fixed Annuity
 Company AG Separate Account A    Contract No. VA124-99R
 Established: November 9, 1994

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 NAME OF SEPARATE ACCOUNT AND DATE
 ESTABLISHED BY BOARD OF DIRECTORS      FORM NUMBER FUNDED BY SEPARATE ACCOUNT
 ---------------------------------      --------------------------------------
 American General Life Insurance        Executive Advantage
 Company Separate Account II            Policy Nos. 11GVULU997 & 11GVULD997
 Established: June 5, 1986
                                        Gemstone Life VUL
                                        Policy No. 11VUL800

 American General Life Insurance        11GVUL0495 (group contract)
 Company Separate Account IV            16GVUL0495 (group certificate)
 Established: July 18, 1995             11GVUL0197 (group contract)
                                        16GVUL0197 (group certificate)
                                        11PVUL0996 (individual contract)
                                        11JVUL0197 (individual contract)
                                        11JVUL0798 (individual contract)
                                        52221 (7/91) (individual contract)
                                        12PVUL1098 Rider
                                        60175
                                        60176

 American General Life Insurance        11PVUL0996 (Individual Flexible
 Company Separate Accounts 7 and 10     Variable Life Policy)
 Established December 11, 1998          11FJVUL798 (Joint and Last Survivor
                                        Variable Life Policy

 Separate Account 9
 Established November 18, 1998

 American General Life Insurance        Premier PPVUL 02056
 Company Separate Account 101           PPVUL J&L 11FJVUL798 (JF0501)
 Established: August 29, 2002

 American General Life Insurance        Premier PPVA 05060
 Company Separate Account 102
 Established: June 1, 2005

 American General Life Insurance        Group Variable Life Insurance Policy,
 Company Separate Account 103           Form 09065 and Rider
 Established: June 5, 1986

 American General Life Insurance        Premier PP Variable Annuity Contract,
 Company Separate Account 104           Form 05060
 Established: August 5, 2009

 American General Life Insurance        Premier PP Variable Life Insurance
 Company Separate Account 105           Policy
 Established: June 5, 1986

 American General Life Insurance        Group PP Variable Life Insurance
 Company Separate Account 106           Policy, Form 09065
 Established: March 1, 2010

                                      4

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 NAME OF SEPARATE ACCOUNT AND DATE
 ESTABLISHED BY BOARD OF DIRECTORS      FORM NUMBER FUNDED BY SEPARATE ACCOUNT
 ---------------------------------      --------------------------------------

 American General Life Insurance        Group PP Variable Annuity Contact,
 Company Separate Account 107           Form 10060
 Established: September 1, 2010

                                      5